UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 19, 2020 (October 13, 2020)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other Jurisdiction of Incorporation)
033-90866 (Commission File No.)		25-1615902 (I.R.S. Employer Identification No.)
30 Isabella Street Pittsburgh, Pennsylvania (Address of Principal Executive Offices)		15212 (Zip Code)

(412) 825-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	WAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Westinghouse Air Brake Technologies Corporation (the “Company”) amended its by-laws on October 13, 2020 to require a majority of votes cast standard in uncontested director elections. Director nominees in contested elections will continue to be elected by the vote of a plurality of the votes cast. In either case, directors who do not receive the requisite votes for re-election are expected to tender their resignations.
The foregoing description does not purport to be complete and is qualified by reference to the text of the conformed amended by-laws, including the new Article III, Section 1(b), which are attached as Exhibit 3.1 to this report.

Item 8.01	Other Items

On October 13, 2020, the Company amended its Corporate Governance Guidelines to, among other things: "declaw" its preferred stock such that it would not be used, without prior stockholder approval, in connection with a “poison pill”, to limit the number of outside boards upon which a director may serve, and to increase the stock ownership requirement for non-employee directors to six times their cash retainer.
The foregoing description does not purport to be complete and is qualified by reference to the text of the Corporate Governance Guidelines which is available at www.wabteccorp.com/ir.
Additionally, the Board of Directors of the Company has determined that each of Brian Hehir, Lee Foster and Erwan Faiveley are “audit committee financial experts” as defined in Section (d)(5) of Item 407 of Regulation S-K.  Including Linda Harty, who is the Chair of the Audit Committee and was previously determined by the Board to be an “audit committee financial expert”, all members of the Audit Committee are “audit committee financial experts”.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended By-Laws, effective October 13, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE
TECHNOLOGIES CORPORATION

	By:	/s/ David L. DeNinno
David L. DeNinno
Executive Vice President, General Counsel and Secretary

Date: October 19, 2020